Fees Summary	Jan. 16, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 866,139,239.00
Previously Paid Amount	0.00
Total Fee Amount	119,613.83
Total Offset Amount	0.00
Net Fee	$ 119,613.83
Final Prospectus	false